SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004
                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  May 20, 2003
                Date of Report (Date of Earliest Event Reported)


                             HEWLETT-PACKARD COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-4423                 94-1081436
(State or other jurisdiction     (Commission File Number)      R.S. Employer
     of incorporation)                                       Identification No.)


3000 HANOVER STREET, PALO ALTO, CA                                 94304
 (Address of principal executive offices)                       (Zip code)


                                 (650) 857-1501
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On May 20, 2003, Hewlett-Packard Company ("HP") issued financial statements relating to the results of its second fiscal quarter ended April 30, 2003, which are attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   STATEMENTS AND EXHIBITS.

          (c)        The following exhibits are being filed with this report:

       Exhibit 99.1 GAAP Consolidated Condensed Financial Statements for the fiscal quarter ended April 30, 2003.

       Exhibit 99.2 Text of press release issued by Hewlett-Packard Company dated May 20, 2003, titled "HP Reports Second Quarter 2003 Results" (furnished and not filed herewith solely pursuant to Item 12 by way of Item 9).


ITEM 9.   REGULATION FD DISCLOSURE.

     On May 20, 2003, HP issued a press release relating to the results of its second fiscal quarter ended April 30, 2003. A copy of the press release, entitled "HP Reports Second Quarter 2003 Results," is furnished (not filed) as
Exhibit 99.2 hereto and is incorporated by reference into this Item 9.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HEWLETT-PACKARD COMPANY



Date: May 20, 2003                     By:    /s/ Charles N. Charnas
                                              -------------------------------
                                       Name:  Charles N. Charnas
                                       Title: Vice President, Deputy General
                                              Counsel and Assistant Secretary





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                                  EXHIBIT INDEX


Exhibit
Number                              Description


99.1 GAAP Consolidated Condensed Financial Statements for the fiscal quarter ended April 30, 2003.

99.2 Text of press release issued by Hewlett-Packard Company dated May 20, 2003, titled "HP Reports Second Quarter 2003 Results."